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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 1997 appearing on page 13 of Source Services Corporation's Annual Report on Form 10-K for the year ended December 29, 1996.




PRICE WATERHOUSE LLP

Dallas, Texas
December 10, 1997